SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
May 16, 2023
BREAD FINANCIAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15749	31-1429215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3095 LOYALTY CIRCLE
COLUMBUS, Ohio 43219
(Address and Zip Code of Principal Executive Offices)
(614) 729-4000
(Registrant’s Telephone Number, including Area Code)
NOT APPLICABLE
(Former name or former address, if changed since last report)☐
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFH	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 16, 2023, Bread Financial Holdings, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”) in a virtual-only format. A total of 43,694,628 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, representing approximately 87.18% of the Company’s shares outstanding as of March 23, 2023, the record date set for the Annual Meeting. The matters voted on at the Annual Meeting and the results for each matter were as follows:

(a) Proposal 1: Each of Ralph J. Andretta, Roger H. Ballou, John C. Gerspach, Jr., Rajesh Natarajan, Timothy J. Theriault, Laurie A. Tucker and Sharen J. Turney was elected as a director of the Company to serve until the 2024 annual meeting of stockholders.

Ralph J. Andretta

39,736,089	For
289,130	Against
25,951	Abstain
3,643,458	Broker Non-Votes

Roger H. Ballou

38,332,100	For
1,693,599	Against
25,471	Abstain
3,643,458	Broker Non-Votes

John C. Gerspach, Jr.

39,743,527	For
282,828	Against
24,815	Abstain
3,643,458	Broker Non-Votes

Rajesh Natarajan

39,104,269	For
917,354	Against
29,547	Abstain
3,643,458	Broker Non-Votes

Timothy J. Theriault

39,734,096	For
288,017	Against
29,057	Abstain
3,643,458	Broker Non-Votes

Laurie A. Tucker

34,363,895	For
5,662,407	Against
24,867	Abstain
3,643,458	Broker Non-Votes

Sharen J. Turney

38,129,564	For
1,894,212	Against
27,394	Abstain
3,643,458	Broker Non-Votes

(b) Proposal 2: Executive compensation was approved, on an advisory basis, by the Company’s stockholders.

30,233,625	For
9,779,603	Against
37,942	Abstain
3,643,458	Broker Non-Votes

(c) Proposal 3: The frequency of holding future advisory votes on executive compensation was approved, on an advisory basis, by the Company’s stockholders for every “one year.”

38,160,451	One Year
22,157	Two Years
1,840,392	Three Years
28,170	Abstain
3,643,458	Broker Non-Votes

Based on these voting results and in accordance with their recommendation, the Board of Directors determined to hold an advisory vote on executive compensation annually. The next required advisory vote on the frequency of advisory votes on executive compensation will be held at the 2029 annual meeting of stockholders.

(d) Proposal 4: The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023 was ratified by the Company’s stockholders.

42,809,474	For
848,153	Against
37,001	Abstain

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Document Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bread Financial Holdings, Inc.

Date: May 18, 2023	By:	/s/ Joseph L. Motes III
Joseph L. Motes III Executive Vice President, Chief Administrative Officer, General Counsel and Secretary